UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008

Intraware, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25249	68-0389976
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Orinda Way
Orinda, California    94563
(Address of principal executive offices including zip code)

(925) 253-4500
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

      On July 10, 2008, Intraware, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the fiscal quarter ended May 31, 2008. A copy of the Press Release is attached as Exhibit 99.1 to this report. This Form 8-K and the Press Release are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.

      The information in this report, including the attached exhibit, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished pursuant to Item 2.02:
99.1	Press Release dated July 10, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2008	Intraware, Inc.

/s/ Wendy A. Nieto Wendy A. Nieto Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated July 10, 2008. Also provided in PDF format as a courtesy.